Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

                                                             Delaware Devon Fund

Total Return

{Total Return Artwork}

                                                         2001 SEMI-ANNUAL REPORT

TABLE OF CONTENTS
=================

Letter to Shareholders        1

Portfolio Management
Review                        3

Performance Summary           6

Financial Statements

  Statement of Net Assets     7

  Statement of Operations     9

  Statements of Changes in
  Net Assets                 10

  Financial Highlights       11

  Notes to Financial
  Statements                 15
--------------------------------------------------------------------------------
A TRADITION OF SOUND INVESTING SINCE 1929
=========================================

A Commitment to Our Investors

Experience
o Our seasoned investment professionals average 11 years' experience, bringing a wealth of knowledge and expertise to our management team.
o We began managing investments in 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.
o We believe that hiring the best and the brightest in the industry, conducting fundamental research and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.
o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.
o We make our funds available through financial advisers who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.
o We offer mutual funds in virtually every asset class from domestic equity and fixed-income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware and its affiliates manage approximately $88 billion in assets as of March 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

(C)Delaware Distributors, L.P.

Dear Shareholder

"THROUGHOUT THE SIX-MONTH PERIOD, MAJOR STOCK INDEXES, INCLUDING THE S & P 500 INDEX, SEEMED TO GROPE FOR A BOTTOM, AS INVESTORS SPECULATED ABOUT THE DIRECTION OF THE ECONOMY."

--------------------------------------------------------------------------------

May 1, 2001

Recap of Events -- During the six-month period ended April 30, 2001, the stock market continued to struggle, as the U.S. economy slowed considerably and threatened to end its 10-year run of sustained growth. An array of economic indicators pointed to a quickly falling economic growth rate in the autumn of 2000, just as corporate profits began to weaken. The result was poor performance for U.S. stocks, and aggressive action from the Federal Reserve Board, which began slashing interest rates early in 2001 in an effort to jump-start the economy.

Softer corporate profits first became apparent in sectors such as technology, telecommunications, and manufacturing during the fall of 2000. As the slowdown progressed, corporate earnings weakness spread throughout the economy and affected a wider array of stocks that included many blue chips. A recent report published by The Wall Street Journal asserted that, once all numbers were tallied, U.S. corporate profits would prove to have dropped by as much as 43% during the first quarter of 2001.

Throughout the six-month period, major stock indexes, including the S&P 500 Index, seemed to grope for a bottom, as investors speculated about the direction of the economy. Early in 2001, many stocks experienced the proverbial "January Effect," with major stock indexes reversing direction for a few weeks and posting gains that were eventually given back.

By April 30, 2001, the obviously weakened economy and a dim profit picture had taken a toll on stock performance. For the six months ended April 30, 2001, the S&P 500 Index fell 12.06%. By comparison, the technology-heavy Nasdaq Composite Index lost 37.20%. However, equity investors appeared to be regaining some degree of confidence given the Fed's rate cuts and the reduced valuation of the market. Major stock market indexes posted strong returns in April.

Total Returns
For the period ended April 30, 2001                    Six Months
-----------------------------------------------------------------------
Delaware Devon Fund-- Class A Shares                    -9.27%
-----------------------------------------------------------------------
Lipper Multi-Cap Value Funds Average (578 funds)        +2.37%
Standard & Poor's 500 Index                            -12.06%
-----------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper category represents the average returns of multi-cap value mutual funds tracked by Lipper (Source:
Lipper Inc.). The S&P 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance is not a guarantee of future results.

--------------------------------------------------------------------------------

Delaware Devon Fund returned -9.27% for the six-month period ended April 30, 2001 (Class A shares at net asset value with distributions reinvested). Return for the period outpaced the Fund's benchmark, the S&P 500 Index, which fell by 12.06%. However, it trailed performance of the Lipper Multi-Cap Value Funds Average, which gained 2.37% for the same period.

Market Outlook -- Although we expect to see more weak corporate earnings reports during the second quarter of 2001, we believe that the worst of the market's woes are now behind us. While we are likely to see continued volatility over the next few months, we believe that the desired effects of the Fed's rate decreases should eventually be felt and that the Fed is likely to succeed in stimulating both the economy and the stock market in 2001.

Investors in stocks and stock mutual funds have endured challenging markets for more than a year. In our opinion, market bottoms are nearly impossible to pinpoint, but we would note that the Fed usually gets its way and that stock markets eventually respond to interest rate cuts. Typically, the direction of the stock market leads the economy by several months. This means that the onset of a sustained market rally may not be foreshadowed by a specific economic indicator, or by any signal at all.

We believe there are currently plenty of reasons for optimism. Due to the Fed's aggressive interest rate reductions, we expect to see a recovery in corporate profits later this year. Overall, stock valuations have contracted to much more attractive levels and we believe investment opportunities are emerging across a wide spectrum of industries.

Thank you for your continued confidence in and your commitment to Delaware Investments.

Sincerely,

/s/ Charles E. Haldeman, Jr.              /s/ David K. Downes
-------------------------------------     --------------------------------------
Charles E. Haldeman, Jr.                  David K. Downes
Chairman,                                 President and Chief Executive Officer,
Delaware Investments Family of Funds      Delaware Investments Family of Funds

Francis X. Morris
Senior Portfolio Manager

May 1, 2001

--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT REVIEW
===========================

The Fund's Results
Delaware Devon Fund posted a -9.27% total return (Class A shares at net asset value with distributions reinvested) for the six-month period ended April 30, 2001. By comparison, the S&P 500 Index lost 12.06%, and the Lipper Multi-Cap Value Funds Average rose by 2.37% over the same period. Although the Fund's absolute performance was disappointing, it occurred during a particularly difficult six-month period for the broader market averages. As mentioned above, the S&P 500 Index declined by 12% and the technology-heavy Nasdaq market declined in excess of 35% over this timeframe. The dramatic decline can be attributed to an extension of an economic slowdown impacting corporate profitability and overall valuation levels.

We continue to see an increased focus on corporate fundamentals, as the individual investor's mindset turns increasingly toward earnings and fair valuations. We believe this is a positive trend that will help lead to moderate and sustainable growth in stock performance. Delaware Devon Fund invests primarily in common stocks that we believe have the potential for above average earnings growth per share over time. Within these groups, we search for companies that have stable, consistent earnings, strong management, and accelerated growth rates that are trading at attractive valuation levels.

Portfolio Highlights
We held fewer technology issues during the period than many major large-cap indexes. Against the benchmark, the Fund performed relatively well within both the technology and communications services areas due to some strong stock selection. Nevertheless, disappointments dominated these sectors of the economy and negatively impacted the absolute performance of your Fund, as the sharp correction continued to repeal excess valuations that had been created during 1999 and early 2000. Earnings outlooks for many corporations became murky as the economic downturn continued. Especially among technology companies, business plans were often re-evaluated or re-written on the fly as customers deferred or canceled orders.

During the fiscal period, we used a "barbell" approach to our technology investments, balancing those stocks that we consider to be somewhat more "defensive" with those whose business lines are more purely cyclical. For example, companies that we consider among our "defensive" technology holdings include Electronic Data Systems, First Data Corp., and IBM. We consider each of these companies to be less economically sensitive than the whole of the technology universe. Each witnessed their stocks appreciate during the period.

As these stocks increased in price to what we considered fair value, we gradually trimmed our positions. Subsequently, we have shifted those assets into our more aggressive technology holdings -- stocks that we believe in for the long run but

--------------------------------------------------------------------------------


which corrected during the period and have detracted from recent performance. These include both Oracle and Compaq Computer.

Individual disappointments in communications and technology included SBC Communications, Ciena, and Nortel Networks. Each was hit particularly hard by sales slowdowns as capital expenditures on technology generally dropped off. We have chosen to hold only SBC going forward, as we believe that the recovery time for both Ciena and Nortel may extend into the intermediate-term future.

Another stock that detracted from your Fund's performance during the period was Coca-Cola. Within consumer staples, we have moved away from packaged food companies and focused on beverage companies such as Coca-Cola and Anheuser Busch, which we think will see stronger long-term growth going forward. Although we still hold that belief, we underperformed in the consumer staples area during the period as a result of this strategy, as the packaged food and tobacco stocks were the better performers over six months.

Delaware Devon Fund benefited during the period from strong relative performance among stocks in the financial services, basic materials, and energy sectors. Within the energy sector, where we benefited from both strong stock selection and an overweight position versus the benchmark, we favored oil service stocks rather than large, integrated energy companies. We anticipate retaining our relatively large allocation of energy stocks, particularly oil services companies. We expect some of our holdings to benefit from a boost in their exploration budgets.

In selecting financial stocks, a sector in which we also held more stocks than the benchmark during the period, we have stressed companies' capital markets exposure. We have also positioned the Fund to benefit from the reduction in interest rates that materialized over the past few months. Having capitalized on rate reductions, we have gradually shifted our exposure from specialty finance to companies with capital markets exposure.

Outlook
As a result of the dramatic decline in corporate profitability over the past six months, the Federal Reserve has aggressively moved to stimulate business activity through lower interest rates. This reduction should impact economic activity during the latter portion of 2001 and into 2002. In general, as signs of stabilization occur, equities are poised to move in advance of the actual profit upturn. Moreover, legacy equities, which have not participated in previous market advances, have the capacity to lead the broader market to higher levels.

To capitalize on this environment, your portfolio has been positioned with a strong representation in these core legacy equities. We anticipate that those sectors having the most economic sensitivity will be the leaders during the first portion of the

--------------------------------------------------------------------------------

recovery. Our positioning in financial services, early-cycle technology and capital goods are a means for your portfolio to benefit from the anticipated recovery.

Our emphasis in the financial sector has switched from specialty finance stocks, which carry a price-earnings multiple of approximately 25 times, to capital markets sensitive financials, whose price-earnings multiple is approximately 15 times. In technology, early-cycle can be defined as semiconductors, semiconductor capital equipment companies and personal computers. These issues were the first to feel the downturn of the past twelve months and should be the early leaders when demand recovers. In capital equipment, we have recently expanded the holdings in your portfolio to include Ingersoll Rand, Emerson Electric, and Danaher Corporation to augment our core positions of General Electric and Tyco International.

Finally, we continue to favor the energy sector, specifically the oil service group. We particularly like those companies with a strong international presence as foreign drilling activity has only recently accelerated. Individual equities held include Schlumberger, Tidewater, and Rowan.

Top 10 Holdings
As of April 30, 2001
                                                                     Percentage
Company                         Sector                             of Net Assets
--------------------------------------------------------------------------------
 1. General Electric            Electronics & Electrical Equipment      3.9%
--------------------------------------------------------------------------------
 2. Tidewater                   Transportation & Shipping               3.1%
--------------------------------------------------------------------------------
 3. Freddie Mac                 Banking, Finance & Insurance            2.5%
--------------------------------------------------------------------------------
 4. Exxon Mobil                 Energy                                  2.5%
--------------------------------------------------------------------------------
 5. JP Morgan Chase             Banking, Finance & Insurance            2.4%
--------------------------------------------------------------------------------
 6. Microsoft                   Computers & Technology                  2.4%
--------------------------------------------------------------------------------
 7. AOL Time Warner             Computers & Technology                  2.4%
--------------------------------------------------------------------------------
 8. Merrill Lynch               Banking, Finance & Insurance            2.4%
--------------------------------------------------------------------------------
 9. Pfizer                      Healthcare & Pharmaceuticals            2.4%
--------------------------------------------------------------------------------
10. Fleet Boston Financial      Banking, Finance & Insurance            2.1%
--------------------------------------------------------------------------------

FUND BASICS
===========

As of April 30, 2001

Fund Objective
Seeks total return.

Total Fund Net Assets
$129.47 million

Number of Holdings
72

Fund Start Date
December 29, 1993

Your Fund Manager

Francis X. Morris received a BA at Providence College and an MBA degree from Widener University. Prior to joining Delaware in 1997, he served as vice president and director of equity research at PNC Asset Management. Mr. Morris is a past president of the Financial Analysts Society of Philadelphia, a member of the Association for Investment Management and Research, and the National Association of Petroleum Investment Analysts.

Nasdaq Symbols
Class A DDGAX
Class B DEVOX
Class C DECVX

--------------------------------------------------------------------------------


DELAWARE DEVON FUND PERFORMANCE
===============================

Average Annual Total Returns
Through April 30, 2001              Lifetime        Five Years      One Year
--------------------------------------------------------------------------------
Class A (Est. 12/29/93)
  Excluding Sales Charge             +11.30%           +8.00%         -12.84%
  Including Sales Charge             +10.40%           +6.73%         -17.83%
--------------------------------------------------------------------------------
Class B (Est. 9/6/94)
  Excluding Sales Charge             +10.22%           +7.26%         -13.47%
  Including Sales Charge             +10.22%           +6.95%         -17.80%
--------------------------------------------------------------------------------
Class C (Est. 11/29/95)
  Excluding Sales Charge              +8.14%           +7.28%         -13.38%
  Including Sales Charge              +8.14%           +7.28%         -14.24%
--------------------------------------------------------------------------------

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of up to 1%.

Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. They are also subject to an annual distribution and service fee of up to 1%.

Average annual total returns for the lifetime, five-year, and one-year periods ended April 30, 2001 for Delaware Devon Fund's Institutional Class were +11.63%, +8.33%, and -12.57%, respectively. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. Institutional Class shares were first made available on December 29, 1993.

Nasdaq Institutional Class symbol: DEIVX

Statement of Net Assets

DELAWARE DEVON FUND
===================
                                                         Number of       Market
April 30, 2001 (Unaudited)                               Shares          Value
--------------------------------------------------------------------------------
  Common Stock - 99.57%
  Aerospace & Defense - 1.45%
 *Northrop ...........................................     20,800   $ 1,877,200
                                                                    -----------
                                                                      1,877,200
                                                                    -----------
  Automobiles & Auto Parts - 1.76%
  Danaher ............................................     15,600       873,756
  Ford Motor .........................................     47,500     1,400,300
                                                                    -----------
                                                                      2,274,056
                                                                    -----------
  Banking, Finance & Insurance - 20.75%
  Bank of America ....................................     35,300     1,976,800
  Capital One Financial ..............................     36,200     2,275,532
  Citigroup ..........................................     50,766     2,495,149
  Fleet Boston Financial .............................     71,700     2,751,129
  Freddie Mac ........................................     49,900     3,283,419
 *Goldman Sachs Group ................................     15,600     1,421,160
  J.P. Morgan Chase & Company ........................     65,360     3,135,973
  Merrill Lynch ......................................     49,500     3,054,150
  US Bancorp .........................................    106,600     2,257,788
  Wachovia ...........................................     15,600       948,480
  Wells Fargo ........................................     32,800     1,540,616
  XL Capital - Class A ...............................     24,400     1,727,520
                                                                    -----------
                                                                     26,867,716
                                                                    -----------

  Chemicals - 2.85%
  Dow Chemical .......................................     62,200     2,080,590
  duPont (E.I.) de Nemours ...........................     35,700     1,613,283
                                                                    -----------
                                                                      3,693,873
                                                                    -----------

  Computers & Technology - 17.13%
 +AOL Time Warner ....................................     60,600     3,060,300
*+BEA Systems ........................................     24,400       996,740
 +Cisco Systems ......................................     74,200     1,259,916
  Compaq Computer ....................................     98,800     1,729,000
  Electronic Data Systems ............................     35,800     2,309,100
  EMC ................................................     32,100     1,271,160
  First Data .........................................     28,800     1,942,272
  International Business Machines ....................     20,000     2,302,800
  Micron Technology ..................................     37,000     1,679,060
 +Microsoft ..........................................     46,000     3,116,500
 +Oracle .............................................     92,000     1,486,720
 +Sun Microsystems ...................................     59,600     1,020,352
                                                                    -----------
                                                                     22,173,920
                                                                    -----------

  Consumer Products - 4.77%
  Corning ............................................     39,800       874,406
  Kimberly-Clark .....................................     44,600     2,649,240
  Tyco International .................................     49,600     2,647,152
                                                                    -----------
                                                                      6,170,798
                                                                    -----------

  Electronics & Electrical Equipment - 10.39%
*+Agere Systems - Class A ............................    105,500       738,500
  Emerson Electric ...................................     23,400     1,559,610
  General Electric ...................................    105,100     5,100,503
  Intel ..............................................     67,000     2,070,970

                                                          Number of      Market
                                                          Shares         Value
--------------------------------------------------------------------------------
  Common Stock (continued)
  Electronics & Electrical Equipment (continued)
 +JDS Uniphase .......................................     49,700   $ 1,062,586
 +KLA Instruments ....................................     24,400     1,341,024
  Texas Instruments ..................................     40,900     1,582,830
                                                                    -----------
                                                                     13,456,023
                                                                    -----------
  Energy - 7.30%
  Conoco .............................................     44,000     1,332,760
  El Paso ............................................     26,617     1,831,250
  Exxon Mobil ........................................     35,800     3,171,880
 +Reliant Resources ..................................     15,900       477,000
*+Rowan Companies ....................................     34,600     1,148,374
  Schlumberger Limited ...............................     22,400     1,485,120
                                                                    -----------
                                                                      9,446,384
                                                                    -----------
  Food, Beverage & Tobacco - 2.45%
  Anheuser Busch .....................................     38,900     1,555,611
  Coca-Cola ..........................................     34,900     1,612,031
                                                                    -----------
                                                                      3,167,642
                                                                    -----------
  Healthcare & Pharmaceuticals - 13.69%
  American Home Products .............................     35,600     2,055,900
 +Amgen ..............................................     17,000     1,039,380
  Baxter International ...............................     14,900     1,358,135
  Biomet .............................................     27,100     1,157,983
  *Johnson & Johnson .................................     15,500     1,495,440
  Medtronic ..........................................     42,400     1,891,040
  Merck ..............................................     30,800     2,339,876
  Pfizer .............................................     70,300     3,043,990
  Schering-Plough ....................................     52,000     2,004,080
*+Watson Pharmaceutical ..............................     26,900     1,339,620
                                                                    -----------
                                                                     17,725,444
                                                                    -----------
  Industrial Machinery - 0.77%
 *Ingersoll-Rand .....................................     21,100       991,700
                                                                    -----------
                                                                        991,700
                                                                    -----------
  Leisure, Lodging & Entertainment - 1.23%
  Viad ...............................................     25,100       623,986
  Walt Disney ........................................     32,000       968,000
                                                                    -----------
                                                                      1,591,986
                                                                    -----------
  Metals & Mining - 0.92%
  Alcoa ..............................................     28,800     1,192,320
                                                                    -----------
                                                                      1,192,320
                                                                    -----------
  Retail - 3.13%
 +Federated Department Stores ........................     35,500     1,525,790
  Home Depot .........................................     38,800     1,827,480
  Wal-Mart Stores ....................................     13,400       693,316
                                                                    -----------
                                                                      4,046,586
                                                                    -----------
  Telecommunications - 4.58%
  BellSouth                                                46,200     1,938,552
  SBC Communications                                       49,800     2,054,250

                                                        Number of       Market
Delaware Devon Fund                                     Shares          Value
--------------------------------------------------------------------------------
 Common Stock (continued)
 Telecommunications (continued)
+Worldcom ............................................    106,300   $ 1,939,975
                                                                    -----------
                                                                      5,932,777
                                                                    -----------
 Transportation & Shipping - 3.07%
 Tidewater ...........................................     84,800     3,974,576
                                                                    -----------
                                                                      3,974,576
                                                                    -----------
 Utilities - 3.33%
 Allegheny Energy ....................................     18,200       931,112
 Dominion Resources ..................................     25,100     1,719,099
 Duke Energy .........................................     22,000     1,028,720
 PPL .................................................     11,600       638,000
                                                                    -----------
                                                                      4,316,931
                                                                    -----------
 Total Common Stock
 (cost $127,263,427) .................................             $128,899,932
                                                                  -------------

                                                        Principal
                                                          Amount
                                                        ---------

 Repurchase Agreements - 1.12%
 With BNP Paribas 4.51% 5/01/01
  (dated 4/30/01, collateralized by
  $477,000 U.S. Treasury Notes 6.375%
  due 9/30/01, market value $484,150) ................   $474,000      $474,000
 With Chase Manhattan 4.50% 5/01/01
  (dated 4/30/01, collateralized by $310,000
  U.S. Treasury Notes 6.625% due  7/31/01,
  market value $317,358 and $186,000
  U.S. Treasury Notes 11.125% due 8/15/03,
  market value $216,697) .............................    522,000       522,000
 With UBS Warburg 4.51% 5/01/01
  (dated 4/30/01, collateralized by $82,000
  U.S. Treasury Notes 6.125% due  12/31/01,
  market value $84,532 and $144,000
  U.S. Treasury Notes 6.50% due   5/31/02,
  market value $151,171 and $81,000
  U.S. Treasury Notes 5.50% due   3/31/03,
  market value $82,922 and $144,000
  U.S. Treasury Notes 5.75% due   8/15/03,
  market value $149,412) .............................    457,000       457,000
                                                                    -----------
 Total Repurchase Agreements
  (cost $1,453,000) ..................................                1,453,000
                                                                    -----------

 Total Market Value of Securities - 100.69%
  (cost $128,716,427) ................................             $130,352,932
 Liabilities Net of Receivables and
 Other Assets - (0.69%) ..............................                 (887,531)
                                                                   ------------
 Net Assets Applicable to 7,853,644
  Shares Outstanding - 100.00% .......................             $129,465,401
                                                                   ============
 Net Asset Value - Delaware
  Devon Fund Class A
  ($50,884,701 / 3,057,753 Shares) ...................                   $16.64
                                                                         ------
 Net Asset Value - Delaware
  Devon Fund Class B
  ($56,214,488 / 3,443,509 Shares) ...................                   $16.32
                                                                         ------
 Net Asset Value - Delaware
  Devon Fund Class C
  ($11,162,912 / 684,124 Shares) .....................                   $16.32
                                                                         ------
 Net Asset Value - Delaware
  Devon Fund Institutional Class
  ($11,203,300 / 668,258 Shares) .....................                   $16.76
                                                                         ------

 Components of Net Assets at April 30, 2001:
 Shares of beneficial interest
  (unlimited authorization - no par) .................             $146,959,099
 Accumulated net realized loss on investments ........              (19,130,203)
 Net unrealized appreciation of investments ..........                1,636,505
                                                                   ------------
 Total net assets ....................................             $129,465,401
                                                                   ============

-------------
*Security is partially or fully on loan.
+Non-income producing security for the period ended April 30, 2001.

 Net Asset Value and Offering Price Per
  Share - Delaware Devon Fund
 Net asset value Class A (A) .........................                   $16.64
 Sales charge (5.75% of offering price or
  6.13% of amount invested per share) (B) ............                     1.02
 Offering price ......................................                   $17.66

-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $50,000 or more.

                             See accompanying notes

Statement of Operations

Six Months Ended April 30, 2001 (Unaudited)                               Delaware Devon Fund
---------------------------------------------------------------------------------------------
Investment Income:
Dividends ...........................................................   $762,359
Interest ............................................................     82,172     $ 844,530
                                                                        --------     ---------


Expenses:
Dividend disbursing and transfer agent fees and expenses ............    544,161
Distribution expenses ...............................................    451,016
Management fees .....................................................    445,191
Reports and statements to shareholders ..............................     60,676
Registration fees ...................................................     51,000
Professional fees ...................................................     32,677
Custodian fees ......................................................     28,298
Accounting and administration .......................................     23,909
Trustees' fees ......................................................      9,000
Taxes (other than taxes on income) ..................................      1,500
Other ...............................................................     12,689     1,660,117
                                                                        --------

Less expenses paid indirectly .......................................                   (2,386)
                                                                                  ------------
Total Expenses ......................................................                1,657,731
                                                                                  ------------

Net Investment Loss .................................................                 (813,201)

Net Realized and Unrealized Loss on Investments:
Net realized loss on investments ....................................               (8,919,559)
Net change in unrealized appreciation/depreciation of investments ...               (5,054,909)
                                                                                  ------------

Net Realized and Unrealized Loss on Investments .....................              (13,974,468)
                                                                                  ------------


Net Decrease in Net Assets Resulting from Operations ................             $(14,787,669)
                                                                                  ============

                             See accompanying notes

Statements of Changes in Net Assets

                                                                        Delaware Devon Fund
---------------------------------------------------------------------------------------------------
                                                                       Six Months        Year
                                                                         Ended          Ended
                                                                        4/30/01        10/31/00
                                                                      (Unaudited)

Decrease in Net Assets from Operations:
Net investment loss ................................................   $ (813,201)   $ (1,760,462)
Net realized loss on investments ...................................   (8,919,559)     (7,785,619)
Net change in unrealized appreciation/depreciation of investments ..   (5,054,909)    (11,683,955)
                                                                     ----------------------------
Net decrease in net assets resulting from operations ...............  (14,787,669)    (21,230,036)
                                                                     ----------------------------

Capital Share Transactions:
Proceeds from shares sold:
  Class A ..........................................................    3,766,001      19,709,198
  Class B ..........................................................    3,659,144      14,685,385
  Class C ..........................................................      882,518       3,196,115
  Institutional Class ..............................................    1,207,793       4,360,195
                                                                     ----------------------------
                                                                        9,515,456      41,950,893
                                                                     ----------------------------

Cost of shares repurchased:
  Class A ..........................................................  (15,240,648)    (79,750,173)
  Class B ..........................................................  (11,929,646)    (66,520,034)
  Class C ..........................................................   (2,419,379)    (18,648,875)
  Institutional Class ..............................................   (2,824,692)    (10,875,466)
                                                                     ----------------------------
                                                                      (32,414,365)   (175,794,548)
                                                                     ----------------------------

Decrease in net assets derived from capital share transactions .....  (22,898,909)   (133,843,655)
                                                                     ----------------------------

Net Decrease in Net Assets .........................................  (37,686,578)   (155,073,691)

Net Assets:
Beginning of period ................................................  167,151,979     322,225,670
                                                                     ----------------------------
End of period ...................................................... $129,465,401    $167,151,979
                                                                     ============================

                             See accompanying notes
10

Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Devon Fund Class A
----------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                Ended                        Year Ended
                                                              4/30/01(1)  10/31/00  10/31/99   10/31/98   10/31/97   10/31/96
                                                              (Unaudited)

Net asset value, beginning of period ......................    $18.340    $19.750    $20.090    $17.860    $14.610    $12.550

Income (loss) from investment operations:
  Net investment income (loss)(2) .........................     (0.070)    (0.088)     0.047      0.121      0.182      0.216
  Net realized and unrealized gain
   (loss) on investments ..................................     (1.630)    (1.322)    (0.114)     3.249      4.243      2.689
                                                               --------------------------------------------------------------
  Total from investment operations ........................     (1.700)    (1.410)    (0.067)     3.370      4.425      2.905
                                                               --------------------------------------------------------------


Less dividends and distributions:
  Dividends from net investment income ....................         --         --     (0.032)    (0.110)    (0.210)    (0.205)
  Distributions from net realized gain on investments .....         --         --     (0.190)    (1.030)    (0.965)    (0.640)
  Return of capital .......................................         --         --     (0.051)        --         --         --
                                                               --------------------------------------------------------------
  Total dividends and distributions .......................         --         --     (0.273)    (1.140)    (1.175)    (0.845)
                                                               --------------------------------------------------------------


Net asset value, end of period ............................    $16.640    $18.340     $19.750    $20.090   $17.860    $14.610
                                                               ==============================================================


Total return(3) ...........................................     (9.27%)    (7.14%)     (0.42%)    19.60%    32.11%     24.14%

Ratios and supplemental data:
  Net assets, end of period (000 omitted) .................    $50,885    $68,243    $137,034   $120,506   $49,262    $14,907
  Ratio of expenses to average net assets .................      2.05%      1.83%       1.37%      1.30%     1.25%      1.25%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly ........      2.05%      1.83%       1.45%      1.40%     1.42%      1.84%
  Ratio of net investment income
   (loss) to average net assets ...........................     (0.84%)    (0.46%)      0.22%      0.64%     1.14%      1.67%
  Ratio of net investment income (loss)
   to average net assets prior to expense
   limitation and expenses paid indirectly ................     (0.84%)    (0.46%)      0.14%      0.54%     0.97%      1.08%
  Portfolio turnover ......................................       148%       123%         82%        39%       64%        80%

--------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2001 and the years ended October 31, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                    Delaware Devon Fund Class B
-------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                               Ended                 Year Ended
                                                             4/30/01(1)   10/31/00    10/31/99   10/31/98  10/31/97   10/31/96
                                                             (Unaudited)

Net asset value, beginning of period                           $18.050    $19.580     $19.980    $17.800   $14.540    $12.500

Income (loss) from investment operations:
  Net investment income (loss)(2)                               (0.127)    (0.218)     (0.099)    (0.003)    0.081      0.136
  Net realized and unrealized gain
   (loss) on investments                                        (1.603)    (1.312)     (0.111)     3.223     4.219      2.664
                                                               --------------------------------------------------------------
  Total from investment operations                              (1.730)    (1.530)     (0.210)     3.220     4.300      2.800
                                                               --------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income                              --         --          --     (0.010)   (0.075)    (0.120)
  Distributions from net realized gain on investments               --         --       (0.190)   (1.030)   (0.965)    (0.640)
                                                               --------------------------------------------------------------
  Total dividends and distributions                                 --         --       (0.190)   (1.040)   (1.040)    (0.760)
                                                               --------------------------------------------------------------


Net asset value, end of period                                 $16.320    $18.050       $19.580   $19.980   $17.800   $14.540
                                                               ==============================================================

Total return(3)                                                 (9.58%)    (7.81%)       (1.12%)   18.76%    31.21%    23.38%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                      $56,214    $70,920      $131,901   $82,927   $28,757    $3,399
  Ratio of expenses to average net assets                        2.75%      2.53%         2.07%     2.00%     1.95%     1.95%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly               2.75%      2.53%         2.15%     2.10%     2.12%     2.54%
  Ratio of net investment income
   (loss) to average net assets                                 (1.54%)    (1.16%)       (0.48%)   (0.06%)    0.44%     0.97%
  Ratio of net investment income (loss)
   to average net assets prior to  expense
   limitation and expenses paid indirectly                      (1.54%)    (1.16%)        (0.56%)  (0.16%)    0.27%     0.38%
  Portfolio turnover                                              148%       123%            82%      39%       64%       80%

-----------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2001 and the years ended October 31, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                Delaware Devon Fund Class C
------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months                                               11/29/95(1)
                                                                Ended                       Year Ended                     to
                                                              4/30/01(2)   10/31/00     10/31/99   10/31/98   10/31/97   10/31/96
                                                             (Unaudited)
Net asset value, beginning of period                           $18.030    $19.560        $19.960   $17.790    $14.530    $13.020

Income (loss) from investment operations:
  Net investment income (loss)(3)                               (0.127)    (0.218)        (0.099)    0.002      0.071      0.188
  Net realized and unrealized gain
   (loss) on investments                                        (1.583)    (1.312)        (0.111)    3.208      4.229      2.157
                                                               -----------------------------------------------------------------
  Total from investment operations                              (1.710)    (1.530)        (0.210)    3.210      4.300      2.345
                                                               -----------------------------------------------------------------


Less dividends and distributions:
  Dividends from net investment income                              --         --             --    (0.010)    (0.075)    (0.195)
  Distributions from net realized gain on investments               --         --         (0.190)   (1.030)    (0.965)    (0.640)
                                                               -----------------------------------------------------------------
  Total dividends and distributions                                 --         --         (0.190)   (1.040)    (1.040)    (0.835)
                                                               -----------------------------------------------------------------

Net asset value, end of period                                 $16.320    $18.030         $19.560   $19.960   $17.790    $14.530
                                                               =================================================================

Total return(4)                                                 (9.54%)    (7.77%)         (1.12%)    18.71%    31.24%    18.94%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                      $11,163    $14,005         $31,476    $20,141    $5,876    $1,056
  Ratio of expenses to average net assets                        2.75%      2.53%           2.07%      2.00%     1.95%     1.95%
  Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly               2.75%      2.53%           2.15%      2.10%     2.12%     2.54%
  Ratio of net investment income
   (loss) to average net assets                                 (1.54%)    (1.16%)         (0.48%)    (0.06%)    0.44%     0.97%
  Ratio of net investment income (loss)
   to average net assets prior to  expense
   limitation and expenses paid indirectly                      (1.54%)    (1.16%)         (0.56%)    (0.16%)    0.27%     0.38%
  Portfolio turnover                                              148%       123%             82%        39%       64%       80%

-------------
(1)  Date of initial public offering; ratios have been annualized.
(2)  Ratios have been annualized and total return has not been annualized.
(3) The average shares outstanding method has been applied for per share information for the period ended April 30, 2001 and the years ended October 31, 1999 and 2000.
(4) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                          Delaware Devon Fund Institutional Class
-----------------------------------------------------------------------------------------------------------------------------------
                                                               Six Months
                                                                Ended                            Year Ended
                                                              4/30/01(1)   10/31/00   10/31/99    10/31/98   10/31/97     10/31/96
                                                              (Unaudited)

Net asset value, beginning of period                           $18.450     $19.810     $20.140    $17.930     $14.670     $12.590

Income (loss) from investment operations:
  Net investment income (loss)(2)                               (0.045)     (0.031)      0.109      0.134       0.211       0.267
  Net realized and unrealized gain
   (loss) on investments                                        (1.645)     (1.329)     (0.109)     3.281       4.284       2.693
                                                               ------------------------------------------------------------------
  Total from investment operations                              (1.690)     (1.360)         --      3.415       4.495       2.960
                                                               ------------------------------------------------------------------

Less dividends and distributions:
  Dividends from net investment income                              --          --      (0.057)    (0.175)     (0.270)     (0.240)
  Distributions from net realized gain on investments               --          --      (0.190)    (1.030)     (0.965)     (0.640)
  Return of capital                                                 --          --      (0.083)        --          --          --
                                                               ------------------------------------------------------------------
 Total dividends and distributions                                  --          --      (0.330)    (1.205)     (1.235)     (0.880)
                                                               ------------------------------------------------------------------

Net asset value, end of period                                 $16.760     $18.450     $19.810    $20.140     $17.930     $14.670
                                                               ==================================================================

Total return(3)                                                 (9.16%)     (6.86%)     (0.09%)    19.89%      32.57%      24.56%

Ratios and supplemental data:
  Net assets, end of period (000 omitted)                      $11,203     $13,985     $21,815    $10,482      $5,749      $3,290
  Ratio of expenses to average net assets                        1.75%       1.53%       1.07%      1.00%       0.95%       0.95%
  Ratio of expenses to average net assets
   prior to expense limitation                                   1.75%       1.53%       1.15%      1.10%       1.12%       1.54%
  Ratio of net investment income to
   average net assets                                           (0.54%)     (0.16%)      0.52%      0.94%       1.44%       1.97%
  Ratio of net investment income to
   average net assets prior to expense limitation               (0.54%)     (0.16%)      0.44%      0.84%       1.27%       1.38%
  Portfolio turnover                                              148%        123%         82%        39%         64%         80%

------------------
(1)  Ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information for the period ended April 30, 2001 and the years ended October 31, 1999 and 2000.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.

                             See accompanying notes
14

Notes to Financial Statements

April 30, 2001 (Unaudited)
--------------------------------------------------------------------------------
Delaware Group Equity Funds I, Inc. (the "Trust") is organized as a Delaware business trust and offers two series: the Delaware Balanced Fund and the Delaware Devon Fund. These financial statements and related notes pertain to the Delaware Devon Fund (the "Fund"). The Trust is an open-ended investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are sold. Class B shares automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return.

1. Significant Accounting Policies
The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If, on a particular day, an equity security does not trade, then the mean between the bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $1,595 for the period ended April 30, 2001. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended April 30, 2001 were approximately $791. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of its Investment Management Agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion and 0.50% on the average daily net assets in excess $2.5 billion. At April 30, 2001, the liability for Investment Management fees and other expenses payable to DMC was $66,813.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At April 30, 2001 the Fund had a liability for such fees and other expenses payable to DSC of $82,759.

Pursuant to the Distribution Agreement, the Fund pays Delaware
Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. No distribution expenses are paid by the Institutional Class. At April 30, 2001 the Fund had a liability for distribution fees and other expenses payable to DDLP of $7,398.

For the period ended April 30, 2001, DDLP earned $9,122 for commissions on sales of the Fund's Class A shares.

Certain officers of DMC, DSC and DDLP are officers, trustees and/or employees of the Fund. These officers, trustees and employees are paid no compensation by the Fund.

3. Investments
For the period ended April 30, 2001, the Fund made purchases of $102,193,425 and sales of $121,726,246 of investment securities other than U.S. government securities and short-term investments.

At April 30, 2001, the cost of investments for federal income tax purposes approximates the cost for book purposes. At April 30, 2001, the cost of investments was $128,716,427. At April 30, 2001, the net unrealized appreciation (depreciation) was $1,636,506 of which $10,416,106 related to unrealized appreciation of investments and $8,779,601 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of April 30, 2001, of $9,435,572 which may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows $2,189,111 in 2007 and $7,246,461 in 2008.

4. Capital Shares
Transactions in capital shares were as follows:

                                              Period Ended    Year Ended
                                                4/30/01         10/31/00
Shares sold:
  Class A ...................................   226,015          680,951
  Class B ...................................   220,203          563,454
  Class C ...................................    53,221          119,654
  Institutional Class .......................    71,434          177,917

Shares issued upon reinvestment of
  distributions from net investment income
  and net realized gain on investments:
  Class A ...................................        --               (5)
  Class B ...................................        --               (6)
  Class C ...................................        --               --
  Institutional Class .......................        --               --
                                             ----------        ---------
                                                570,873        1,541,965
                                             ----------        ---------

Shares repurchased:
  Class A                                      (890,178)      (2,974,471)
  Class B                                      (705,063)      (2,720,678)
  Class C                                      (145,645)        (746,584)
  Institutional Class                          (161,328)        (426,869)
                                             ----------        ---------
                                             (1,902,214)      (6,868,602)
                                             ----------        ---------
Net decrease                                 (1,331,341)      (5,326,637)
                                             ==========       ==========


5. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of April 30, 2001, or at any time during the period.

-------------------------------------------------------------------------------
6. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P Morgan Chase. Security loans made pursuant to the Lending Agreement are required at all times to be secured by U.S. Treasury obligations and/or cash collateral at least equal to 100% of the market value of the securities issued in the United States. Cash collateral received is invested in fixed-income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The market value of securities on loan and the related collateral received at April 30, 2001 was $8,447,624 and $8,520,900, respectively. For the period ended April 30, 2001, net investment income from securities lending was $5,548 and is included in interest income on the Statement of Operations.

Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)

For Shareholders
800 523-1918

For Securities Dealers
800 362-7500

For Financial Institutions Representatives Only
800 659-2265

www.delawareinvestments.com

This semi-annual report is for the information of Delaware Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware Devon Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
--------------------------------------------------------------------------------

BOARD OF TRUSTEES                                    Thomas F. Madison                         Investment Manager
                                                     President and Chief Executive Officer     Delaware Management Company
Charles E. Haldeman, Jr.                             MLM Partners, Inc.                        Philadelphia, PA
Chairman                                             Minneapolis, MN
Delaware Investments Family of Funds                                                           International Affiliate
Philadelphia, PA                                     Janet L. Yeomans                          Delaware International Advisers Ltd.
                                                     Vice President and Treasurer              London, England
Walter P. Babich                                     3M Corporation
Board Chairman                                       St. Paul, MN                              National Distributor
Citadel Constructors, Inc.                                                                     Delaware Distributors, L.P.
King of Prussia, PA                                  AFFILIATED OFFICERS                       Philadelphia, PA

David K. Downes                                      William E. Dodge                          Shareholder Servicing, Dividend
President and Chief Executive Officer                Executive Vice President and              Disbursing and Transfer Agent
Delaware Investments Family of Funds                 Chief Investment Officer, Equity          Delaware Service Company, Inc.
Philadelphia, PA                                     Delaware Investments Family of Funds      Philadelphia, PA
                                                     Philadelphia, PA
John H. Durham                                                                                 2005 Market Street
Private Investor                                     Jude T. Driscoll                          Philadelphia, PA 19103-7057
Horsham, PA                                          Executive Vice President and
                                                     Head of Fixed Income
John A. Fry                                          Delaware Investments Family of Funds
Executive Vice President                             Philadelphia, PA
University of Pennsylvania
Philadelphia, PA                                     Richard J. Flannery
                                                     President and Chief Executive Officer
Anthony D. Knerr                                     Delaware Distributors, L.P.
Consultant, Anthony Knerr & Associates               Philadelphia, PA
New York, NY

Ann R. Leven
Former Treasurer, National Gallery of Art
Washington, DC
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(4711)                                                        Printed in the USA
SA-039 [4/01] BUR 6/01                                                     J7149